UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2013

AMERITRANS CAPITAL CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	814-00193	52-2102424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employee Identification Number)

50 Jericho Quadrangle, Suite 109 Jericho, New York 11753
(Address of principal executive offices (Zip Code)

(212) 355-2449

 (Registrant’s telephone number, including area code)

No change since last report
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On July 17, 2013, Ameritrans Capital Corporation (the “Company”) entered into an agreement with Robert C. Ammerman, a director and equity holder of the Company, pursuant to which the Company may borrow up to $200,000 from Robert C. Ammerman at any time prior to December 31, 2013. Amounts borrowed pursuant to such agreement are unsecured and bear interest at a rate of 5% per annum. The Company is to repay any amounts borrowed thereunder on December 31, 2013, and may elect to prepay such amounts only at the direction of a majority of the Company’s directors, excluding Mr. Ammerman.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers

On July 12, 2013, Sylvia Mullens resigned, effective immediately, as the Company’s Executive Vice President and Secretary. As of the close of business on July 12, 2013, the Company had no employees.

On July 22, 2013, the Company appointed Robert C. Ammerman as the Company’s interim Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary. Mr. Ammerman, 59, is the Managing Member and co-founder of Capital Resource Partners, a Boston-based private equity firm established in 1987 . Mr. Ammerman owns 122,736 shares of the Company’s 9 3/8% Cumulative Participating Preferred Stock (face value $12.00) and 31,607 shares of the Company’s Common Stock. No compensation arrangements have yet been established between the Company and Mr. Ammerman with respect to Mr. Ammerman assuming the above-mentioned offices.

Item 8.01     Other Events

On July 22, 2013, the Company filed a Form 15 with the Securities and Exchange Commission to suspend the Company’s filing obligations pursuant to the Securities Exchange Act of 1934, as amended.

Forward Looking Statements

Information set forth in this Current Report on Form 8–K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding indebtedness that may be incurred by the Company and the anticipated suspension of the Company’s filing obligations pursuant to the Securities Exchange Act of 1934, as amended. All forward-looking statements included in this communication are based on information available to the Company on the date hereof. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the Company’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date made. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include (without limitation) the financial needs of the Company and the ability of the Company to suspend its filing obligations pursuant to the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERITRANS CAPITAL CORPORATION

Date: July 22, 2013	By:	/s/ Robert C. Ammerman
Name (Printed): Robert C. Ammerman
Title: Director